                                                                      Exhibit 25

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               -----------------
                                   FORM T-1

                  STATEMENT OF ELIGIBILITY AND QUALIFICATION
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               -----------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)_____

                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)


                                  13-3781471
                     (I.R.S. Employer Identification No.)

     100 Wall Street, New York, NY                                   10005
(Address of principal executive offices)                           (Zip Code)

                               -----------------

                           For information, contact:
                          Dennis Calabrese, President
                 First Trust of New York, National Association
                          100 Wall Street, 16th Floor
                              New York, NY 10005
                                 (212)361-2502

                               -----------------

                  Caterpillar Financial Services Corporation
               (exact name obligor as specified in its charter)

            Delaware                                    37-1105865
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                      Identification No.)

        3322 West End Avenue                            37203-0983
        Nashville, Tennessee                            (Zip Code)
(Address of principal executive offices)

                               -----------------
                                Debt Securities
                      (Title of the indenture securities)

Item 1. General Information
                Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

                Name                            Address
                ----                            -------

                Comptroller of the Currency     Washington D.C.

        (b)     Whether it is authorized to exercise corporate trust powers.

                Yes

Item 2. Affiliations with Obligor

                If the obligor is an affiliate of the trustee, describe each such affiliation.

                None

Item 16.        List of Exhibits

                Exhibit 1 Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

                Exhibit 2 Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to
                                Exhibit 2 of Form T-1, Registration No. 33-
                                83774.

                Exhibit 3 Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

                Exhibit 4 By-Laws of First Trust of New York, National Association, Incorporated herein by reference to
                                Exhibit 4 of Form T-1, Registration No. 33-
                                55851.

                Exhibit 5       Not applicable

                Exhibit 6 Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

                Exhibit 7 Report of Condition of First Trust of New York, National Association, as of the close of business on December 31, 1997 published pursuant to law or the requirements of its supervising or examining authority.

                Exhibit 8       Not applicable.

                Exhibit 9       Not applicable.


                                   SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 27th day of February, 1998.



                           FIRST TRUST OF NEW YORK,
                             NATIONAL ASSOCIATION



                           By /s/ GEOVANNI BARRIS
                              ___________________
                              Geovanni Barris
                              Assistant Vice President

                                                                       Exhibit 7

                         First Trust of New York, N.A.
                       Statement of Financial Condition
                                As of 12/31/97

                                   ($000's)

Assets                                                          12/31/97
                                                                --------
        Cash and Due From Depository Institutions               $ 37,537
        Federal Reserve Stock                                      3,439
        Fixed Assets                                                 698
        Intangible Assets                                         74,459
        Other Assets                                               6,072
                                                                --------
                Total Assets                                    $122,205
                                                                ========

Liabilities
        Other Liabilities                                          8,020
                                                                --------
        Total Liabilities                                          8,020

Equity
        Common and Preferred Stock                                 1,000
        Surplus                                                  120,932
        Undivided Profits                                         (7,747)
                Total Equity Capital                             114,185
                                                                --------
Total Liabilities and Equity Capital                            $122,205
                                                                ========



--------------------------------------------------------------------------
To the best of the undersigned's determination, as of this date the above financial information is true and correct.


First Trust of New York, N.A.



By: /s/ GEOVANNI BARRIS
    ___________________________
    Geovanni Barris
    Assistant Vice President

Date:  February 27, 1998